EXHIBIT 10.10

AMENDMENT OF INTERCHANGE JUDGMENT SHARING AGREEMENT

With respect to the Interchange Judgment Sharing Agreement dated as of July 1, 2007, among Visa U.S.A. Inc., Visa International Service Association, and various financial institutions, as amended and restated in the Amended and Restated Interchange Judgment Sharing Agreement dated as of December 16, 2008, and as further amended on February 7, 2011, and August 26, 2014 (the “Interchange Judgment Sharing Agreement”), and in consideration of the mutual covenants and agreements contained herein, the undersigned parties agree as of the Effective Date as follows:

1.
The undersigned parties agree, pursuant to Paragraph 17 of the Interchange Judgment Sharing Agreement, to amend and restate the first recital on page 1 of the Interchange Judgment Sharing Agreement in its entirety to read as follows:

WHEREAS, this Amended and Restated Interchange Judgment Sharing Agreement (“Agreement”) applies to the cases in the Interchange Litigation as those cases are identified in Schedule A to the Amended and Restated Loss Sharing Agreement, dated as of December 16, 2008, and as amended on February 7, 2011, August 26, 2014, and October 22, 2015 (the “Loss Sharing Agreement”), among Visa Inc., a Delaware corporation (“Visa Inc.”) and the other parties thereto;

2.
This Amendment of Interchange Judgment Sharing Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one instrument.

3.
This Amendment of Interchange Judgment Sharing Agreement shall be effective as of the date on which (a) all entities listed on the signature pages hereto have executed it and (b) all entities listed on the signature pages thereto have executed each of the Amendment to Loss Sharing Agreement dated as of October 22, 2015, Second Amendment to Omnibus Agreement Regarding Interchange Litigation Judgment Sharing and Settlement Sharing dated as of October 22, 2015, and Second Amendment to MasterCard Settlement and Judgment Sharing Agreement dated as of October 22, 2015 (the “Effective Date”).

4.
Each of the undersigned individuals signs on behalf of, and represents and warrants that he or she has the authority and authorization to sign on behalf of and bind, the corporations, banks, companies, or entities identified immediately above his or her signature, and upon the Effective Date this instrument shall be a valid and binding obligation of each such entity.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned parties have caused the execution of this Consent to Amendment of Interchange Judgment Sharing Agreement.

Bank of America, N.A.,
MBNA America (Delaware)
FIA Card Services N.A. (f/k/a Bank of America, N.A. (USA) and MBNA America Bank, N.A.)
Bank of America Corporation, and
NB Holdings Corporation

By: /s/ Jana J. Litsey
Name: Jana J. Litsey
Title: Deputy General Counsel,
Director of Litigation & Regulatory Inquiries
Dated May 12, 2015

BA Merchant Services LLC (F/k/a National Processing, Inc.),

By: /s/ JoAnn P. Carlton
Name: JoAnn P. Carlton
Title: General Counsel and Secretary
Dated May 13, 2015

Barclays Bank plc, Barclays Financial Corp., and Barclays Bank Delaware

By: /s/ Clinton W. Walker
Name: Clinton W. Walker
Title: Secretary
Dated May 8, 2015

(Signature page to Amendment of Interchange Judgment Sharing Agreement)

Capital One Bank, (USA), N.A., Capital One, F.S.B, Capital One, N.A., Capital One Financial Corporation

By: /s/ Jonathan Campbell
Name: Jonathan Campbell
Title: VP, Sr. Associate General Counsel
Dated June 22, 2015

Chase Bank USA, N.A.

By: /s/ Gordon A. Smith
Name: Gordon A. Smith
Title: CEO of Consumer & Community Banking
Dated May , 2015

Citibank (South Dakota), N.A., Citibank, N.A., Citicorp, and Citigroup, Inc.

By: /s/ Benjamin R. Nagin
Name: Benjamin R. Nagin, Sidley Austin LLP
Title: with authorization, on behalf of, Citibank (South Dakota), N.A., Citibank NA,
Citicorp, Inc. and Citigroup, Inc.
Dated May 11, 2015

Fifth Third Bancorp

By: /s/ H. Samuel Lind
Name: H. Samuel Lind
Title: Secretary
Dated June 5, 2015

(Signature page to Amendment of Interchange Judgment Sharing Agreement)

First National of Nebraska, Inc. and
First National Bank of Omaha

By: /s/ Nicholas W. Baxter
Name: Nicholas W. Baxter
Title: Executive Vice President & Chief Risk Officer
Dated

HSBC Finance Corporation

By: /s/ Megan S. Webster
Name: Megan S. Webster
Title: Vice President
Dated August 27, 2015

HSBC Bank USA, N.A.

By: /s/ James S. Stiegel
Name: James S. Stiegel
Title: Assistant Secretary
Dated August 27, 2015

HSBC North America Holdings Inc.

By: /s/ Stephen R. Nesbitt
Name: Stephen R. Nesbitt
Title: Executive Vice President
Dated August 28, 2015

HSBC Bank plc

By: /s/ D.M. Charles
Name: D.M. Charles
Title: Co-General Counsel, Global Banking and Markets
Dated October 22, 2015

(Signature page to Amendment of Interchange Judgment Sharing Agreement)

HSBC Holdings plc

By: /s/ Guy Nielson
Name: Guy Nielson
Title: Co-General Counsel Litigation and Regulatory Enforcement
Dated October 14, 2015

JPMorgan Chase & Co.

By: /s/ Gordon A. Smith
Name: Gordon A. Smith
Title: CEO of Consumer & Community Banking
Dated May , 2015

JPMorgan Chase Bank, N.A., as acquirer of certain assets and liabilities of Washington Mutual Bank from the Federal Deposit Insurance Corporation acting as receiver

By: /s/ Gordon A. Smith
Name: Gordon A. Smith
Title: CEO of Consumer & Community Banking
Dated May , 2015

PNC Bank, National Association, successor by merger to National City Bank and National City Bank of Kentucky

By: /s/ Joseph C. Guyaux
Name: Joseph C. Guyaux
Title: Vice-Chairman
Dated July 3, 2015

The PNC Financial Services Group, Inc, successor by merger to National City Corporation

By: /s/ Joseph C. Guyaux
Name: Joseph C. Guyaux
Title: Vice-Chairman
Dated July 3, 2015

(Signature page to Amendment of Interchange Judgment Sharing Agreement)

Suntrust Banks, Inc.
By: /s/ Brian D. Edwards
Name: Brian D. Edwards
Title: Deputy General Counsel
Dated August 31, 2015

Texas Independent Bancshares, Inc.

By: /s/ Charles T. Doyle
Name: Charles T. Doyle
Title: Chairman of the Board
Dated May 7, 2015

U.S. Bank, N.A., and U.S. Bancorp

By: /s/ Laura Bednarski
Name: Laura Bednarski
Title: SVP
Dated May 28, 2015

Wells Fargo & Co.
Wells Fargo Bank N.A.

By: /s/ C. Vance Beck
Name: C. Vance Beck
Title: SVP
Dated May 11, 2015

Wells Fargo & Co., as successor to Wachovia Corporation

By: /s/ C. Vance Beck
Name: C. Vance Beck
Title: SVP
Dated May 11, 2015

(Signature page to Amendment of Interchange Judgment Sharing Agreement)

Wells Fargo Bank N.A., as successor to Wachovia Bank, N.A.

By: /s/ C. Vance Beck
Name: C. Vance Beck
Title: SVP
Dated May 11, 2015

Visa U.S.A. Inc.

By: /s/ Kelly Mahon Tullier
Name: Kelly Mahon Tullier
Title: EVP, General Counsel
Dated

Visa International Service Association

By: /s/ Kelly Mahon Tullier
Name: Kelly Mahon Tullier
Title: EVP, General Counsel
Dated

Visa Inc.

By: /s/ Kelly Mahon Tullier
Name: Kelly Mahon Tullier
Title: EVP, General Counsel
Dated

(Signature page to Amendment of Interchange Judgment Sharing Agreement)